EXHIBIT 10.4(a)
Form of Special Termination Agreement as Amended.


                              [For new recipients]

                          SPECIAL TERMINATION AGREEMENT

                  This SPECIAL TERMINATION AGREEMENT dated as of ___________ (the "Agreement"), between Flushing Savings Bank, FSB, a savings bank organized and existing under Federal law and having its executive offices at 144-51 Northern Boulevard, Flushing, New York 11354 (the "Bank"), Flushing Financial Corporation, a Delaware corporation having its executive offices at 144-51 Northern Boulevard, Flushing, New York 11354 (the "Holding Company"), and _________________, residing at _____________________________ (the "Employee").

                  WHEREAS, the Employee is employed by the Bank or one of its subsidiaries in a management position; and

                  WHEREAS, the Bank desires to provide severance benefits to the Employee in the event of a termination of employment following a Change of Control (as defined below), all in accordance with the terms and provisions set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties hereto agree as follows:

                  1.       TERM.
                           ----

                           (a)     The term of this Agreement (the "Term") shall
commence on the date hereof and shall continue through November 21, ______ (the "Extension Date"), plus such extensions as are provided in paragraph (b) below.

                           (b)      On  or  as  of  the  Extension Date and each
anniversary thereof (collectively, the "Anniversary Dates"), the Term shall be extended for one additional year if and only if the Board of Directors of the Bank (the "Board") shall have authorized the extension of the Term prior to such Anniversary Date. If the Board shall not have authorized the extension of the Term prior to any Anniversary Date, then the Term shall not be extended pursuant to this section 1(b) at any time thereafter and the Term shall end on such Anniversary Date. Notwithstanding the foregoing, (i) the Term shall end upon the termination of the Employee's employment with the Bank for any reason prior to a Change of Control, and (ii) if a Change of Control occurs during the Term, the Term shall be automatically extended such that the Term shall end on the second anniversary of the Change of Control.
                           (c)      Upon the expiration of the Term, all rights,
benefits and obligations of the parties hereto shall terminate, except for any such rights, benefits and obligations that arose prior to or in connection with such expiration and except as otherwise provided herein.

                  2.       DEFINITIONS.
                           -----------

                           (a)      "Cause"  means  the  Employee's  intentional
                                     -----
engagement in dishonest conduct, insubordination, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform duties, or commission of an act which would constitute a felony.

                           (b)      "Change of Control" means:
                                     -----------------

                                    (i)  the acquisition of all or substantially
                  all of the assets of the Bank or the Holding Company by any person or entity, or by any persons or entities acting in concert;

                                    (ii)  the   occurrence   of  any  event  if,
                  immediately following such event, a majority of the members of the Board of Directors of the Bank or the Holding Company or of any successor corporation shall consist of persons other than Current Members (for these purposes, a "Current Member" shall mean any member of the Board of Directors of the Bank or the Holding Company as of November 21, 1995 and any successor of a Current Member whose nomination or election has been approved by a majority of the Current Members then on the Board of Directors);

                                    (iii)   the    acquisition   of   beneficial
                  ownership, directly or indirectly (as provided in Rule 13d-3 under the Securities Exchange Act of 1934 (the "Act"), or any successor rule), of 25% or more of the total combined voting power of all classes of stock of the Bank or the Holding Company by any person or group deemed a person under Section 13(d)(3) of the Act; or

                                    (iv)  approval  by the  stockholders  of the
                  Bank or the Holding Company of an agreement providing for the merger or consolidation of the Bank or the Holding Company with another corporation where the stockholders of the Bank or the Holding Company, immediately prior to the merger or consolidation, would not beneficially own, directly or indirectly, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of the total combined voting power of all classes of stock of the surviving corporation.

                           (c)"Disability" means termination under circumstances

                               ----------
in which the Employee would qualify for disability benefits under one or more disability programs maintained by the Holding Company or any subsidiary (including the Bank) employing the Employee.

                           (d)      "Good Reason" means:
                                     -----------

                                    (i)    a reduction by the Holding Company or
                  any subsidiary (including the Bank) in the Employee's annual base salary as in effect immediately prior to a Change of Control;

                                    (ii) a change by the Holding  Company or any
                  subsidiary (including the Bank) in the Employee's title (other than a bona fide promotion) as in effect immediately prior to a Change of Control;

                                    (iii) the failure of the Holding  Company or
                  any subsidiary (including the Bank) to maintain the Employee's principal place of employment as in effect immediately prior to a Change of Control; or

                                    (iv) the failure of the  Holding  Company or
                  any subsidiary (including the Bank) to cure, within sixty days following written notice thereof from the Employee, a material adverse change in the Employee's functions, duties, or responsibilities as in effect immediately prior to a Change of Control.

                  3.       SEVERANCE BENEFITS.
                           ------------------

                  In the event the Employee's employment with the Holding Company or any of its subsidiaries (including the Bank) is terminated within two years following a Change of Control (i) by the Holding Company or any of its subsidiaries (including the Bank) other than by reason of the death or Disability of the Employee and other than for Cause, or (ii) by the Employee for Good Reason, the Bank shall provide and pay to the Employee the following:

                           (a) the Employee's earned but unpaid current salary as of the date of termination, plus an amount representing any accrued but unpaid vacation time;

                           (b) the benefits, if any, to which the Employee is entitled as a former employee under the Holding Company's and subsidiaries' (including the Bank's) employee benefit plans and programs and compensation plans and programs;

                           (c) continued health and welfare benefits (including group life, disability, medical and dental benefits), in addition to that provided in paragraph (b) above, to the extent necessary to provide coverage for the Employee for the number of months equal to the number of months of salary payable to the Employee pursuant to paragraph (d) below (the "Severance Period"). Such benefits shall be provided through the purchase of insurance, and shall be equivalent to the health and welfare benefits (including cost-sharing percentages) provided to active employees of the Bank (or any successor thereof) as from time to time in effect during the Severance Period. Where the amount of such benefits is based on salary, they shall be provided to the Employee based on the highest annual rate of salary achieved by the Employee during the period of the Employee's employment with the Bank or its subsidiaries. If the Employee had dependent coverage in effect at the time of his termination of employment, the Employee shall have the right to elect to continue such dependent coverage for the Severance Period. The benefits to be provided under this paragraph (c) shall cease to the extent that substantially equivalent benefits are provided to the Employee (and/or his dependents) by a subsequent employer of the Employee; and

                           (d) within thirty days following the Employee's termination of employment, a cash lump sum payment in an amount equal to one month's salary for each full year of continuous service completed with the Holding Company or any of its subsidiaries (including the Bank or any predecessor of the Bank), but in no event less than 12 months' salary or more than 18 months' salary, such salary to be the greater of the Employee's salary immediately prior to the Change of Control or the Employee's salary at the date of such termination.

Notwithstanding the foregoing,  the benefits provided to the Employee under this
Section 3 shall be reduced if and to the extent that a nationally recognized firm of compensation consultants or auditors designated by the Holding Company or the Bank determines that such reduction will result in a greater net after-tax benefit to the Employee than the Employee would obtain in the absence of such reduction, taking into account any excise tax payable by the Employee under Internal Revenue Code Section 4999.

                  4.       NO EFFECT ON EMPLOYEE BENEFIT
                           PLANS OR COMPENSATION PROGRAMS.
                           ------------------------------

                  Except as expressly provided in this Agreement, the termination of the Employee's employment during the Term or thereafter, whether by the Holding Company or any of its subsidiaries (including the Bank) or by the Employee, shall have no effect on the rights and obligations of the parties hereto under the employee benefit plans or programs or compensation plans or programs (whether or not employee benefit plans or programs) that the Holding Company or any subsidiary (including the Bank) may maintain from time to time.

                  5.       NO RIGHT TO EMPLOYMENT.
                           ----------------------

                  Nothing in this Agreement shall be construed as giving the Employee the right to be retained in the employment of the Holding Company or any of its subsidiaries (including the Bank), nor shall it affect the right of the Holding Company or any of its subsidiaries (including the Bank) to terminate the Employee's employment with or without cause.

                  6.       REGULATORY ACTION.
                           -----------------

                           (a)      Notwithstanding  any other provision of this
Agreement to the contrary, this Section 6 shall apply at all times, during the Term of this Agreement.

                           (b)   If the Employee is suspended and/or temporarily
prohibited from participating in the conduct of the affairs of the Bank by a notice served under 12 U.S.C. ss. 1818(e)(3) and (g)(1), the Bank's obligations to the Employee under this Agreement shall be suspended as of the date of such service unless stayed by appropriate proceedings. If the charges in such notice are dismissed, the Bank shall (i) pay the Employee all of the compensation payable under this Agreement which was withheld while the Bank's obligations under this Agreement were so suspended, and (ii) reinstate in whole any of its obligations to the Employee which were suspended.

                           (c)     If the Employee is removed and/or permanently
prohibited from participating in the conduct of the Bank's affairs by an order issued under 12 U.S.C. ss. 1818(e)(4) or (g)(1), all obligations of the Bank to the Employee under this Agreement shall terminate as of the effective date of the order, other than vested rights of the parties accrued as of such effective date, which shall not be affected.

                           (d)  If the Bank is in default (as defined in section
3(x)(1) of the Federal Deposit Insurance Act), all obligations of the Bank under this Agreement shall terminate as of the date of such default, but this Section 6(d) shall not affect any vested rights of the Employee accrued as of such date of default.

                           (e)  All obligations of the Bank under this Agreement
shall be terminated, except to the extent it is determined that continuation of the Agreement is necessary to the continued operation of the Bank, (i) by the Regional Director of the Office of Thrift Supervision or his or her designee ("Director") at the time the Federal Deposit Insurance Corporation or Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the Federal Deposit Insurance Act; or (ii) by the Director at the time the Director approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director to be in an unsafe or unsound condition; provided, however, that this Section 6(e) shall not affect any vested rights of the Employee accrued as of such date of termination.

                           (f)     Any payments made to the Employee pursuant to
this Agreement or otherwise are subject to and conditioned upon their compliance with 12 U.S.C.ss. 1828(k) and any regulations promulgated thereunder.

                  7.       MISCELLANEOUS PROVISIONS.
                           ------------------------

                           (a)      Successors.    This Agreement shall inure to
                                    ----------
the benefit of and be binding upon the Employee and his legal representatives and the Holding Company and the Bank, their successors and assigns, including any successor by merger or consolidation or a statutory receiver or any other person or firm or corporation to which all or substantially all of the assets and business of the Holding Company or the Bank may be sold or otherwise transferred.

                           (b)      Waiver.  The Waiver by any party of a breach
                                    ------
of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of this Agreement.

                           (c)  Severability. The invalidity or unenforceability
                                ------------
of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

                           (d)     Headings and References.  The headings of the
                                   -----------------------
sections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement. References to the masculine gender shall be deemed to include the female gender.

                           (e)     Entire Agreement.  This Agreement constitutes
                                   ----------------
the entire agreement and understanding of the parties with respect to the matters contemplated herein, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof.

                           (f)      No Modification.   This Agreement may not be
                                    ---------------
modified other than by a writing signed by all the parties hereto.

                           (g)  Governing Law.  This Agreement shall be governed
                                -------------
by the laws of the State of New York, without reference to conflicts of law principles.

                           (h)   Withholding.  The Employee agrees that the Bank
                                 -----------
may withhold from any payment required to be made to the Employee pursuant to this Agreement all federal, state, local and/or other taxes which the Bank determines are required to be withheld in accordance with applicable statutes and/or regulations in effect from time to time.

                  8.       GUARANTEE.
                           ---------

                  The Holding Company hereby agrees to guarantee the payment by the Bank of any benefits and compensation to which the Employee is entitled under this Agreement.



                  IN WITNESS WHEREOF, the parties have signed this Agreement as of the date and year first above written.


                                         FLUSHING FINANCIAL CORPORATION



                                         By:
                                             ----------------------------------
                                             Michael J. Hegarty
                                             President and C.E.O.


                                         FLUSHING SAVINGS BANK, FSB



                                         By:
                                             ----------------------------------
                                             Anna M. Piacentini
                                             Senior Vice President



                                             ----------------------------------
                                             Employee: [name]